Catalyst Hedged Futures Strategy Fund (the “Fund”)
Class A: HFXAX Class C: HFXCX Class I: HFXIX

January 27, 2020

The information supplements information contained in the Summary Prospectus and Prospectus for the Fund, each dated November 1, 2019.

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Effective January 27, 2020, Warrington Asset Management, LLC (“Warrington”) is the sub-advisor of the Fund. Also effective January 27, 2020, Scott C. Kimple, Principal and Portfolio Manager of Warrington, and Mark W. Adams, Assistant Portfolio Manager of Warrington, are the Portfolio Managers of the Fund. Warrington is responsible for the Fund’s portfolio management.

In addition, the following changes to the Summary Prospectus and Prospectus are effective January 27, 2020:

1) The Fund’s name is changed to the Catalyst/Warrington Strategic Program Fund. All references in the Prospectus and Summary Prospectus to the Fund are hereby revised accordingly.

2) The second paragraph under the sections of the Fund’s Prospectus and Summary Prospectus previously entitled “FUND SUMMARY: Catalyst Hedged Futures Strategy Fund - Principal Investment Strategies”, and the second paragraph under the section in the Fund’s Prospectus previously entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS – PRINCIPAL INVESTMENT STRATEGIES – Catalyst Hedged Futures Strategy Fund” are replaced with the following:

The Fund seeks to achieve its investment objective by buying and selling options and option spreads on stock index futures. By trading options and options spreads, the Fund seeks to profit in three ways: (1) volatility trading, (2) trend following and (3) option spread trading. Volatility trading occurs because market prices of options are highly dependent on anticipated volatility of the underlying stock indexes. The Fund may enter options positions intended to hedge or profit from either an increase or a decrease in stock index volatility. The Fund may engage in trend following under certain conditions and enter options spreads that will profit from an established price trend. Option spread trading is a technique that yields profits if the market moves within the range of the established spread trade~~.~~ Profit is captured when spreads are sold or long options within the spread are monetized. The Fund may invest long or short in stock index futures as part of its hedging strategy. The Fund may also use stock index futures as part of an option closing transaction. For example, rather than close an option transaction by selling a long put, the Fund may use a long futures position to deliver against the option.

3) The following information is added to the section of the Fund’s Summary Prospectus and Prospectus previously entitled “FUND SUMMARY: Catalyst Hedged Futures Strategy Fund:

Sub-Advisor: Warrington Asset Management, LLC serves as the Fund’s sub-advisor.

4) The section of the Fund’s Prospectus previously entitled “FUND SUMMARY: Catalyst Hedged Futures Strategy Fund - Portfolio Manager” is deleted and replaced with the following:

Portfolio Manager: Scott C. Kimple, Principal and Portfolio Manager of Warrington, and Mark W. Adams, Assistant Portfolio Manager of Warrington, serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kimple is the Lead Portfolio Manager of the Fund. Messrs. Kimple and Adams have served the Fund in these capacities since January, 2020.

5) The following information is added to the section of the Fund’s Prospectus entitled “MANAGEMENT OF THE FUNDS - Sub-Advisor”:

Sub-Advisor: Catalyst/Warrington Strategic Program Fund

Warrington Asset Management LLC (“Warrington”), a Delaware limited liability company located at 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646, has served as the investment sub-advisor to the Fund since January 27, 2020. In addition to serving as the investment sub-advisor to the Fund, Warrington serves as the commodity trading advisor to private pooled investment vehicles, separate commodity trading accounts for certain qualified investors and other registered investment companies. Warrington has been registered with the CFTC as a commodity trading advisor and commodity pool operator since January 30, 2012, and is a member of the National Futures Association (“NFA”) in such capacities. Scott C. Kimple indirectly owns 100% of Warrington. Under the supervision of the Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Warrington is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the subadvisory services it provides to the Fund, the Advisor will pay Warrington 50% of the net advisory fees paid by the Fund to the Advisor.

Portfolio Managers: Catalyst/Warrington Strategic Program Fund

Scott C. Kimple and Mark W. Adams are primarily responsible for the day-to-day management of the Fund. Mr. Kimple is the Lead Portfolio Manager of the Fund.

Scott C. Kimple, Principal and Portfolio Manager of Warrington since its inception in 2008. Mr. Kimple also serves as the Portfolio Manager to private commodity pools sponsored by an affiliate of Warrington, as well as to separate commodity trading accounts. From 1991 to 2015, Mr. Kimple was employed by Morgan Stanley Smith Barney LLC and its predecessors (“MSSB”) as a registered representative and was registered with the NFA as an Associated Person of MSSB during that period Mr. Kimple received a BBA in finance from Southern Methodist University and a MBA, with emphasis in Finance and Derivative Securities, from SMU’s Cox School of Business.

Mark W. Adams, Assistant Portfolio Manager of Warrington since 2015. From 2009 to 2014, Mr. Adams was employed by Morgan Stanley Smith Barney LLC (“MSSB”) and was registered with the NFA as an Associated Person of MSSB. Mr. Adams graduated from Washington University in St. Louis where he received a BBA with a triple major in Finance, Management and International Business. He also received an MBA from Southern Methodist University’s Cox School of Business.

6) The section of the Fund’s Prospectus entitled “MANAGEMENT OF THE FUNDS - Advisory Fees” is revised to add the following as the last sentence of the fourth paragraph:

The Trust’s annual report to shareholders for the period ended June 30, 2020, when available, will contain discussions regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor and Warrington.

The following changes are expected to take place on or about March 31, 2020:

1) The Fund’s investment objective will be changed to the following:

The Fund’s objective is long-term capital appreciation.

2) The Fund will implement material changes to its principal investment strategy. In connection with the Fund’s new principal investment strategies, the Fund may be subject to additional risks.

Each of these changes will be reflected in a new prospectus, summary prospectus and statement of additional information dated on or about March 31, 2020. In addition, an Information Statement containing information regarding Warrington will be distributed to shareholders on or before April 26, 2020.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information, each dated November 1, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

MUTUAL FUND SERIES TRUST

Catalyst Hedged Futures Strategy Fund (the “Fund”) Class A: HFXAX Class C: HFXCX Class I: HFXIX

January 27, 2020

The information supplements information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2019.

______________________________________________________________________________

Effective January 27, 2020, Warrington Asset Management, LLC (“Warrington”) is the sub-advisor of the Fund. Also effective January 27, 2020, Scott C. Kimple, Principal and Portfolio Manager of Warrington, and Mark W. Adams, Assistant Portfolio Manager of Warrington, are the Portfolio Managers of the Fund.

In addition, the following changes to the SAI are effective January 27, 2020:

1) The Fund’s name is changed to the Catalyst/Warrington Strategic Program Fund (“Strategic Program Fund”). All references in the SAI to the Fund are hereby revised accordingly.

2) The following information is added as the sixth paragraph under the section of the Fund’s SAI entitled “MUTUAL FUND SERIES TRUST”:

Warrington Asset Management, LLC (“Warrington” or the “Sub-Advisor”) serves as the investment sub-advisor to the Strategic Program Fund.

3) The following information is added to the section of the Fund’s SAI entitled “ADVISOR AND SUB-ADVISORS”:

Sub-Investment Advisor - Strategic Program Fund

Warrington Asset Management LLC, an investment advisory firm, the predecessor of which was founded in 2008, has been retained to act as the “Sub-Advisor” to the Fund under a Sub-Advisory Agreement with the Advisor. Warrington is located at 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646. Warrington is registered as an investment advisor under the Investment Advisers Act of 1940 and is an independent asset management firm. Mr. Scott C. Kimple, a portfolio manager of the Fund, is the Principal of Warrington and the control person of Warrington due to his ownership of more than 25% of Warrington.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Warrington 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps)

less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement for the Strategic Program Fund will be included in the annual report to shareholders dated June 30, 2020, when available.

4) The following information is added to the section of the Fund’s SAI entitled “ADVISOR AND SUB-ADVISORS - Portfolio Manager – Strategic Program Fund”:

Portfolio Manager –Strategic Program Fund

Scott C. Kimple, Principal and Portfolio Manager of Warrington, and Mark W. Adams, Assistant Portfolio Manager of Warrington, serve as the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Kimple is the Lead Portfolio Manager of the Fund. Mr. Kimple's compensation is based on a percentage of the overall profits of Warrington. Mr. Adams’ compensation is a fixed-based salary and a bonus based on the profits of Warrington.

As of December 31, 2019, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Messrs. Kimple and Adams are as follows:

Total Other Accounts Managed

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Scott Kimple	1	$173	3	$81.8	20	$26.7
Mark Adams	1	$173	3	$81.8	20	$26.7

Other Accounts Managed Subject to Performance-Based Fees

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Scott Kimple	0	$0	3	$81.8	16	$18.3
Mark Adams	0	$0	3	$81.8	16	$18.3

The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of December 31, 2019.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
Scott Kimple	Strategic Program Fund	None

Mark Adams	Strategic Program Fund	None

5) The first sentence of the section of the Fund’s SAI entitled “CODE OF ETHICS” is deleted and replaced with the following:

Catalyst, Warrington, Millburn, Exceed and Northern Lights Distributors, LLC and the Funds have each adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.

6) The table in the section of the Fund’s SAI entitled “PROXY VOTING POLICY” is deleted and replaced with the following:

Fund	Responsible Party
Systematic Alpha	Catalyst
Strategic Program Fund	Warrington
Exceed Defined Risk	Exceed
Exceed Defined Shield	Exceed
Multi-Strategy	Catalyst
Hedged Commodity Strategy	Catalyst
Millburn Hedge Strategy	Millburn

7) Appendix E is added to the SAI with the following:

Appendix E

WARRINGTON ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

Warrington Asset Management LLC’s (hereinafter “we” or “our”) trading strategies do not involve the trading of individual equities or equity like instruments. Accordingly, since our inception, we have never received and, thus, never voted a proxy. We do not intend to change our strategy in a way that will cause us to trade equities or equity like instruments. Thus, in practice, we will not be in a position to vote proxies. Nevertheless, in order to fulfill our responsibilities under the Act, we have adopted the following policies and procedures for proxy voting.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the company’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information, each dated November 1, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.